UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2020

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD

DALLAS, TEXAS 75243

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	TXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 16, 2020, the Board of Directors of Texas Instruments Incorporated (the “Company”) approved By-Law amendments to clarify annual meeting practices and clarify certain governance practices in rare circumstances like a pandemic, and to align with developments in Delaware law and address other administrative matters.

Article II, Sections 1 and 3-5 have been updated to remove the default date and location of the annual stockholders meeting and to clarify the Company’s ability to hold the meeting virtually and to adjourn, postpone, and establish rules of order for the meeting.

Article II, Sections 9 and 10 have been updated to require disclosure of record ownership and other information when submitting nominees and other proposals outside of the Exchange Act Rule 14a-8 process.

Article III, Sections 2-4 and 7-9 have been updated to refresh outdated board practices, including to clarify governance procedures in rare circumstances like a pandemic, to no longer distinguish an annual board meeting from a regular board meeting, and to remove the default number of directors.

Article IV, Section 1 was updated to mirror Delaware law regarding stock certificate issuances.

Other technical and administrative changes were also approved by the Board of Directors, including changes to clarify that electronic communications are considered written.

The foregoing description of the Company’s By-Laws is qualified in all respects by reference to the text of the By-Laws, which are attached hereto as Exhibit 3 and incorporated herein by reference.

ITEM 9.01.	Exhibits

Designation of Exhibit in this Report	Description of Exhibit

3	Texas Instruments Incorporated By-laws, as amended on July 16, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: July 16, 2020	By:	/s/ Cynthia Hoff Trochu
Cynthia Hoff Trochu
Senior Vice President, Secretary and
General Counsel